Exhibit 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.001 per share, of ECC Capital Corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 23rd day of October, 2006.


Dated: October 23, 2006


                                    SC FUNDAMENTAL VALUE FUND, L.P.

                                    By: SC Fundamental LLC, as General Partner

                                    By:  /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler, Member


                                    SC FUNDAMENTAL LLC

                                    By:  /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler, Member


                                    SC FUNDAMENTAL VALUE BVI, LTD.

                                    By: SC Fundamental BVI, Inc., as managing
                                        general partner of investment manager

                                    By:  /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler, Vice President


                                    SC-BVI PARTNERS

                                    By:  SC Fundamental BVI, Inc., as managing
                                         general partner

                                    By:  /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler, Vice President



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                                    PMC-BVI, INC.

                                    By:  /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler, Secretary


                                    SC FUNDAMENTAL BVI, INC.

                                    By:  /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler, Vice President


                                       /s/ Neil H. Koffler
                                    --------------------------------------------
                                    Neil H. Koffler as Attorney-in-Fact for
                                    Peter M. Collery (1)


                                       /s/ Neil H. Koffler
                                    --------------------------------------------
                                    Neil H. Koffler


                                       /s/ Neil H. Koffler
                                    --------------------------------------------
                                    Neil H. Koffler as Attorney-in-Fact for
                                    John T. Bird (2)





(1) Executed by Neil H. Koffler as Attorney-in-Fact Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on
     Schedule 13G with respect to the Class A Common Stock of Winmill & Co. Incorporated, filed on November 26, 2003, and is incorporated herein by reference.

(2) Executed by Neil H. Koffler as Attorney-in-Fact for John T. Bird. The Power of Attorney for Mr. Collery is attached as Exhibit 3 to the Amendment No. 1 to the Statement on Schedule 13G with respect to the Common Stock of Tengasco, Inc., filed on March 28, 2005, and is incorporated herein by reference.